UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013 (April 24, 2013)

SB FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

(419) 783-8950

(Registrant’s telephone number, including area code)

 Rurban Financial Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of SB Financial Group, Inc. (formerly Rurban Financial Corp.) (the “Company”) was held on April 24, 2013, in Archbold, Ohio.  At the close of business on the record date for the Annual Meeting (February 26, 2013), a total of 4,862,460 common shares of the Company were outstanding and entitled to vote.  A total of 3,869,937, or 79.6% of the outstanding common shares outstanding and entitled to vote, were represented in person or by proxy at the Annual Meeting.  Provided below are the final voting results for the Annual Meeting.

Proposal No. 1:

The following directors were elected at the Annual Meeting for three-year terms expiring in 2016:

	Number of Votes
	For	Withheld	Broker Non-Votes	Abstain
Richard L. Hardgrove	2,610,898	87,390	1,171,649	N/A
Lynn A. Isaac	2,611,054	87,234	1,171,649	N/A
Mark A. Klein	2,638,052	60,236	1,171,649	N/A

Proposal No. 2:

Shareholders holding a majority of the common shares of the Company represented in person or by proxy at the Annual Meeting approved Proposal No. 2, to ratify the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013:

Number of Votes
For	Against	Broker Non-Votes	Abstain
3,792,584	34,320	--	43,033

Proposal No. 3:

Shareholders holding a majority of the common shares of the Company represented in person or by proxy at the Annual Meeting, voted to approve the non-binding advisory resolution to approve the compensation of the Company’s named executive officers:

Number of Votes
For	Against	Broker Non-Votes	Abstain
2,420,311	160,347	1,171,649	117,630

Proposal No. 4:

Shareholders holding a majority of the common shares of the Company represented in person or by proxy at the Annual Meeting, voted to conduct an annual (i.e., Every 1 Year) advisory vote on the frequency of future advisory votes on the compensation of Company’s named executives:

Number of Votes
Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
2,334,745	105,260	90,431	167,852	1,171,649

Item 7.01.  Regulation FD Disclosure.

On April 25, 2013, SB Financial Group, Inc. issued a press release announcing that its Board of Directors has declared a quarterly shareholder dividend of $0.03 per share.  The dividend is payable on May 24, 2013 to all shareholders of record as of May 10, 2013.

The information on this item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description
99.1	Press release issued by SB Financial Group, Inc. on April 25, 2013, announcing a quarterly shareholder dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: April 26, 2013	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 26, 2013

SB Financial Group, Inc.

Exhibit No.	Description
99.1	Press release issued by SB Financial Group, Inc. on April 25, 2013, announcing a quarterly shareholder dividend.